United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 19, 2007

(Date of Report – Date of earliest event reported)

DayStar Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	50508	84-1390053
(State or other jurisdiction of incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

13 Corporate Drive Halfmoon, New York	12065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 383-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Introduction a Material Definitive Agreement

On January 19, 2006, DayStar Technologies, Inc. (the “Company”) entered into a series of agreements with Castlerigg Master Investments, Ltd. (the “Original Note Holder”), LC Capital Master Fund, Ltd. (the “Buyer”), Millennium Partners, L.P., Phoenix Partners, LP, Phoenix Partners II, LP, Phoenix International (BVI), Ltd. and PreX Capital Partners, LLC (collectively, the “New Investors”), pursuant to a restructuring and private placement transaction, providing for, among other things, the sale of the Company’s senior convertible note by the Original Note Holder to the Buyer, the issuance of an additional Class A Warrant to purchase 317,394 shares of the Company’s Common Stock to the Original Note Holder, and the proposed issuance by the Company of 2,500,000 shares of the Company’s Common Stock $0.01 par value per share (the “Common Stock”) to the New Investors. In addition, the Company agreed to issue 825,181 shares of Common Stock to the Original Note Holder in full payment of outstanding principal and interest. The agreements include, without limitation, a Note Purchase Agreement, a Note Terms Agreement, a Securities Purchase Agreement, an Amendment to Securities Purchase Agreement, a Registration Rights Agreement with the Original Note Holder, a Registration Rights Agreement with the Buyer, a Registration Rights Agreement with the New Investors, a Class A Warrant Agreement, a new a Senior Convertible Note and a new Class B Warrant to purchase shares of Common Stock issued in the name of the Buyer and various ancillary certificates, disclosure schedules and exhibits in support thereof, each dated January 19, 2007.

Note Purchase Agreement

The Note Purchase Agreement was entered into by and among the Company, the Original Note Holder and the Buyer. The Note Purchase Agreement provides for the sale of the senior convertible note (the “Note”) and the Class B Warrant (the “Class B Warrant”) by the Original Note Holder to the Buyer. The Note Purchase Agreement also provided for the release of approximately $2,575,000 of funds held in escrow under the terms of the Note. The purchase price paid by the Buyer to the Original Note Holder was $7,564,267, of which $1,500,000 was paid from the released escrowed funds, reducing the Buyer purchase price to $6,064,267. The remaining escrow of $1.075 million was released to the Company. In addition, the Company agreed to issue 825,181 shares of Common Stock, of which 400,000 were issued on January 19, 2007, to the Original Note Holder as payment of outstanding principal and interest and a Class A Warrant to purchase 317,394 shares of Common Stock at a price per share of $2.00. The Company and the Original Note Holder also entered into a mutual release of claims.

Note Terms Agreement

The Note Terms Agreement was entered into by the Company and the Buyer. The Note Terms Agreement incorporates certain covenants of the original securities purchase agreement entered into by the Company and the Original Note Holder, certain covenants of the Securities Purchase Agreement with the New Investors and the indemnification provisions of the Securities Purchase Agreement. In addition, the Note Terms Agreement provides the Buyer with pre-emptive rights on the sale of any additional shares of the Company’s Common Stock or securities convertible into Common Stock, other than issuances of shares upon the exercise of warrants and options. Under the Note Terms Agreement, the Company is not required to make any payments of principal or interest on the Note for a period of 30 days following the closing of the Note Terms Agreement.

The Note Terms Agreement provides that the Note will be amended to provide that it automatically converts into that number of shares of Common Stock equal to the sum of the aggregate amount of accrued but unpaid principal and interest due in respect of the Note divided by $2.00. This automatic conversion is effective when the Company receives stockholder approval for the issuance of shares contemplated by these transactions (or waiver by Nasdaq of the requirement to seek stockholder approval) and the Securities Purchase Agreement is closed. Upon conversion of the Note into Common Stock, all of the covenants and required payments related to the Note will cease to exist and the Class B Warrant purchased from the Original Note Holder will be cancelled. The Note Terms Agreement also provides that the Company is not required to set aside any amounts in escrow. Under the Note Terms Agreement, if the Company consummates a sale event prior to the conversion of the Note and the amount the Buyer would have received in the sale transaction had the Note been converted is greater than the amount due in respect of the Note, the Company is obligated to award the Buyer an amount equal to the product of (i) the price paid in the sale transaction per share of Common Stock multiplied by (ii) that number of shares of Common Stock the Note would have converted into immediately prior to the sale transaction. Under the Note Terms Agreement, the Company also agreed to expand the Board and add two new directors, one of whom will be designated by the Buyers.

Securities Purchase Agreement

As a condition to the Buyer purchasing the Note, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the New Investors. Pursuant to the Securities Purchase Agreement, the Company will sell to the New Investors 2,500,000 shares of Common Stock at a price of $2.00 per share (the “Shares”) for an aggregate purchase price of $5,000,000. The transactions contemplated by the Securities Purchase Agreement will not close, and the Shares will not be issued, until the Company is permitted to issue these Shares under the applicable Nasdaq rules.

The Securities Purchase Agreement contains covenants on the part of the Company which are typical for transactions of this type, as well as the following covenants: the obligation to use the proceeds for working capital purposes, but not for the payment or prepayment on any indebtedness of the Company or its subsidiary; the obligation to not sell, offer for sale or solicit offers to buy any security that would be integrated with the sale of the Shares; the obligation to use commercially reasonable efforts to have the Shares listed on the Nasdaq Stock Market; and the obligation to award the New Investors a cash payment if the Company consummates a sale transaction before the issuance of the Shares equal of an amount equal to the product of (a)(i) the price per share of Common Stock paid in the sale transaction minus (ii) $2.00 multiplied by (b) the number of shares each New Investor would have purchased at the Company issued the Shares.

The Securities Purchase Agreement also obligates the Company to indemnify the New Investors and other holders of the securities issued to them for certain losses resulting from (1) any misrepresentation or breach of any representation or warranty made by the Company, (2) any breach of any obligation of the Company, and (3) any losses claimed by Tejas Securities Group, Inc., the Company’s financial advisor.

Amendment to Securities Purchase Agreement

The Company and the Original Note Holder entered into an Amendment to that certain securities purchase agreement dated May 25, 2006 by and between the Company and the Original Note Holder (the “Amendment”). Pursuant to the Amendment, Section 4 of the original securities purchase agreement was deleted in its entirety in consideration for the issuance by the Company of a Class A Warrant to purchase up to an aggregate of 317,394 shares of Common Stock at an exercise price of $2.00 per share. The provisions being cancelled are certain covenants restricting the Company’s ability to enter into financing arrangements, as well as covenants requiring the Company to provide certain information to the Original Note Holder. The Warrant will not be issued pending resolution of the Company’s request for exemptive relief from NASDAQ’s Marketplace Rule 4350(i)(1)(B) (“Rule 4350”). If the Company’s request for exemptive relief is granted, the Warrant will not be issued until at least 10 days have passed from the Company’s notice to its shareholders of its intent to rely upon this exemption from Rule 4350. In no event will any shares be issued upon exercise of the Class A Warrant until the Company is permitted to issue such shares under Rule 4350.

Registration Rights Agreement with Original Note Holder

The Registration Rights Agreement with the Original Note Holder requires the Company to file a registration statement for the resale of the 317,394 shares issuable upon exercise of the Class A Warrant. The registration statement must be filed within 30 days of January 19, 2006, must be declared effective by the Commission within 120 days (or 90 days if there is no review of the registration statement by the Commission), and must remain effective and available for use until earlier of the date the Original Note Holder can sell all of the securities covered by the registration statement without restriction pursuant to Commission Rule 144(k) and the date all of such securities have been sold pursuant to the registration statement.

If the Company fails to meet the deadlines for the filing or the effectiveness of the registration statement or, subject to certain “grace periods” periods of up to 10 consecutive days (but no more than 30 days in any 365-day period), if the registration is unavailable after it becomes effective, the Company is required to pay monthly liquidated damages of $25,000 until such failure is cured. The total penalties payable for failure to have a registration statement declared effective are capped at $100,000. This Registration Rights Agreement provides for customary indemnification for the Company and the Original Note Holder.

Registration Rights Agreement with Buyer

The Registration Rights Agreement with the Buyer requires the Company to file a registration statement for the resale of the shares issuable upon conversion of the Note. The registration statement must be filed within 5 days after the Company receives stockholder approval for the issuance of such shares or exemption from NASDAQ from such requirement, must be declared effective by the Commission within 120 days (or 90 days if there is no review of the registration statement by the Commission), and must remain effective and available for use until earlier of the date the date all of such securities have been sold pursuant to the registration statement or the second anniversary of the date of the conversion of the Note.

If the Company fails to meet the deadlines for the filing or the effectiveness of the registration statement, the Company is required to pay monthly liquidated damages of 1% of the outstanding principal amount of the Note plus accrued interest thereon until such failure is cured. The total penalties payable for failure to have a registration statement declared effective are capped at 12%. This Registration Rights Agreement provides for customary indemnification for the Company and the Buyer. This Registration Rights Agreement also entitles the Buyer to certain demand and piggyback registration rights.

Registration Rights Agreement with New Investors

The Registration Rights Agreement with the New Investors requires the Company to file a registration statement for the resale of the Shares issuable pursuant to the Securities Purchase Agreement. The registration statement must be filed within 5 days after the Company receives stockholder approval for the issuance of such shares or exemption from NASDAQ, must be declared effective by the Commission within 120 days (or 90 days if there is no review of the registration statement by the Commission), and must remain effective and available for use until earlier of the date the date all of such securities have been sold pursuant to the registration statement or date as of which all New Investors may sell all the Shares without restriction pursuant to Rule 144(k) of the Securities Act (or any successor rule thereto).

If the Company fails to meet the deadlines for the filing or the effectiveness of the registration statement, the Company shall pay monthly to each New Investor an amount in cash equal to 1% of the aggregate purchase price paid by such New Investor until such failure is cured but in no event will the Company be liable for liquidated damages under this Registration Rights Agreement in excess of 1% of the aggregate purchase price of the New Investors in any 30-day period and the maximum aggregate liquidated damages payable to a New Investor under this Registration Rights Agreement shall be twelve percent (12%) of the aggregate purchase price paid by such New Investor pursuant to the Securities Purchase Agreement. This Registration Rights Agreement also entitles the New Investors to certain demand registration rights piggyback registration rights.

Senior Convertible Note

In connection with the transactions, the Buyer purchased the Senior Convertible Note from the Original Note Holder. The Company then cancelled this Senior Convertible Note and issued an identical note to the Buyer. The terms of this note are subject to amendment as provided in the Note Terms Agreement.

Class B Warrant

In connection with the transactions, Buyer purchased the Class B Warrant from the Original Note Holder. The Company then cancelled this Class B Warrant and issued an identical Class B Warrant in the name of the Buyer. As noted above, this Class B Warrant will be cancelled if the Senior Convertible Note is converted to Common Stock.

Item 3.02. Unregistered Sales of Equity Securities

On January 19, 2006, the Company issued 400,000 of the agreed upon 825,181 shares of Common Stock to Castlerigg Master Investments, Ltd. pursuant to the Note Purchase Agreement as described above in Item 1.01 of this Current Report on Form 8-K. The Company also agreed to issue a Class A Warrant to purchase up to 317,394 shares of the Company’s Common Stock to Castlerigg Master Investments, Ltd. in consideration for execution of the Amendment to the Securities Purchase Agreement as described above in Item 1.01. The Company also agreed to issue 2,500,000 shares of Common Stock for $2.00 a share to Millennium Partners, L.P., Phoenix Partners, LP, Phoenix Partners II, LP, Phoenix International (BVI), Ltd. and PreX Capital Partners, LLC pursuant to the Securities Purchase Agreement described above in Item 1.01.

All of these shares of Common Stock and the Warrant will be issued to accredited investors in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). There were no underwriters participating in this transaction.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Note Purchase Agreement by and among the Company, LC Capital Master Fund, Ltd. and Castlerigg Master Investments, Ltd. dated January 19, 2007.

10.2	Note Terms Agreement by and between the Company LC Capital Master Fund, Ltd. dated January 19, 2007.

10.3	Securities Purchase Agreement by an among the Company and Millennium Partners, L. P., Phoenix Partners, LP, Phoenix Partners II, LP, Phoenix International (BVI), Ltd. and PreX Capital Partners, LLC dated January 19, 2007.

10.4	Amendment to Securities Purchase Agreement by and between the Company and Castlerigg Master Investments Ltd dated January 19, 2007.

10.5	Registration Rights Agreement by and between the Company and Castlerigg Master Investments Ltd. dated January 19, 2007.

10.6	Registration Rights Agreement by and between the Company and LC Capital Master Fund, Ltd. dated January 19, 2007.

10.7	Registration Rights Agreement by and among the Company and Millennium Partners, L.P., Phoenix Partners, LP, Phoenix Partners II, LP, Phoenix International (BVI), Ltd. and PreX Capital Partners, LLC. dated January 19, 2007.

10.8	Senior Convertible Note issued to LC Capital Master Fund, Ltd. dated January 19, 2007.

10.9	Class B Warrant to purchase shares of common stock issued to LC Capital Master Fund, Ltd. dated January 19, 2007.

10.10	Class A Warrant to purchase shares of common stock issued to Castlerigg Master Investment Ltd. dated January 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

/s/ Stephan DeLuca
Stephan DeLuca
Chief Executive Officer

Dated: January 24, 2007